Exhibit 99.1

Eve UAM, LLC and Zanite Acquisition Corp. Announce Filing of Definitive Proxy Statement

Zanite Acquisition Corp. (“Zanite”) also Announces that the Special Meeting of its Stockholders to Vote to Approve the Business Combination with Eve UAM, LLC (“Eve”) will be held on

May 6, 2022, at 11:00 a.m. ET

The Board of Directors of Zanite Recommends All Stockholders Vote “FOR” all Proposals

Melbourne, FL and Cleveland, OH – April 14, 2022 – Eve UAM, LLC, an Embraer company and a leader in the development of next-generation Urban Air Mobility (“UAM”) solutions, and Zanite Acquisition Corp. (Nasdaq: ZNTE, ZNTEU, ZNTEW), a special purpose acquisition company focused on the aviation sector, today announced that Zanite has filed its definitive proxy statement on Form DEFM14A (the “Definitive Proxy Statement”) related to the companies’ previously announced proposed business combination (the “Business Combination”).

The filing of the Definitive Proxy Statement is an important step to Eve becoming a publicly-traded company. Zanite stockholders are encouraged to read the Definitive Proxy Statement in its entirety and to vote “FOR” all the proposals described therein. If the Business Combination is approved by Zanite’s stockholders and all other closing conditions are satisfied, Zanite will change its name to “Eve Holding, Inc.” and the combined company’s common stock and public warrants will begin trading on the New York Stock Exchange under the symbols “EVEX” and “EVEXW”, respectively.

Zanite will hold a special meeting of its stockholders (the “Special Meeting”) at 11:00 a.m. Eastern Time on May 6, 2022, to approve, among other things, the Business Combination with Eve. Stockholders of record as of the close of business on April 11, 2022, will be entitled to receive notice of and to vote at the Special Meeting. The Special Meeting will be a virtual meeting conducted exclusively via live webcast, which stockholders may virtually attend by visiting https://www.cstproxy.com/zaniteacquisition/2022. Eve and Zanite expect that the Business Combination will close on May 9, 2022, subject to the approval of the Business Combination by Zanite’s stockholders and the satisfaction of other customary closing conditions

The board of directors of Zanite recommends that stockholders vote “FOR” all proposals in advance of the Special Meeting by signing, dating and returning the proxy card upon receipt by following the instructions on the proxy card. If your shares are held in an account at a broker, bank, or nominee, please follow the voting instructions provided by such broker, bank, or nominee.

YOUR VOTE “FOR” ALL PROPOSALS IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN. WHETHER YOU PLAN TO VIRTUALLY ATTEND THE SPECIAL MEETING OR NOT, PLEASE SIGN, DATE AND RETURN THE PROXY CARD THAT WILL BE SENT TO YOU AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED.

If you have questions about voting or need assistance voting, please contact Zanite’s proxy solicitor, Morrow Sodali LLC, by calling (800) 662-5200 (individuals) or (203) 658-9400 (banks and brokers) or by emailing ZNTE.info@investor.morrowsodali.com.

Additional details regarding the Special Meeting and the proposals that stockholders will be asked to consider and vote upon are available in the Definitive Proxy Statement and at Zanite’s website, www.zaniteacquisition.com.

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About Eve

Eve is dedicated to accelerating the UAM ecosystem. Benefitting from a startup mindset, backed by Embraer’s more than 50-year history of aerospace expertise, and with a singular focus, Eve is taking a holistic approach to progressing the UAM ecosystem, with an advanced eVTOL project, a comprehensive global services and support network and a unique air traffic management solution. For more information, please visit www.eveairmobility.com.

About Zanite Acquisition Corporation

Zanite is a special purpose acquisition company and was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses in the Aviation, Aerospace & Defense, Urban Mobility and Emerging Technology industries. Zanite’s sponsor is managed by Kenneth C. Ricci, Principal of Directional Aviation Capital, and Steven H. Rosen, Co-Founder and Co-Chief Executive Officer of Resilience Capital Partners along with its Board of Directors and Strategic Advisors Mr. Larry Flynn, Dr. Ron Sugar, Mr. Patrick Shanahan and Mr. John Veihmeyer. Zanite began trading on Nasdaq in November 2020 and its common stock, units and warrants trade under the ticker symbols “ZNTE,” “ZNTEU” and “ZNTEW,” respectively. For more information, please visit www.zaniteacquisition.com.

About Embraer

A global aerospace company headquartered in Brazil, Embraer has businesses in Commercial and Executive aviation, Defense & Security and Agricultural Aviation. The company designs, develops, manufactures and markets aircraft and systems, providing Services & Support to customers after-sales. Since it was founded in 1969, Embraer has delivered more than 8,000 aircraft. On average, about every 10 seconds an aircraft manufactured by Embraer takes off somewhere in the world, transporting over 145 million passengers a year. Embraer is the leading manufacturer of commercial jets up to 150 seats and the main exporter of high value-added goods in Brazil. The company maintains industrial units, offices, service and parts distribution centers, among other activities, across the Americas, Africa, Asia and Europe. For more information, please visit www.embraer.com.

Important Information about the Business Combination and Where to Find It

In connection with the business combination, on April 13, 2022, Zanite has filed with the Securities and Exchange Commission (“SEC”) a definitive proxy statement (as may be amended from time to time, the “Definitive Proxy Statement”) relating to the Business Combination. This communication does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. Zanite’s stockholders and other interested persons are advised to read the Definitive Proxy Statement, when available, and documents incorporated by reference therein filed in connection with Zanite’s solicitation of proxies for its special meeting of stockholders to be held to approve the Business Combination and other matters, as these materials contain or will contain important information about Zanite, Eve and the Business Combination. When available, the Definitive Proxy Statement and other relevant materials for the Business Combination will be mailed to stockholders of Zanite as of April 11, 2022, the record date for the Special Meeting. Stockholders of Zanite may obtain copies of the Definitive Proxy Statement and other documents that are filed or will be filed with the SEC or that are incorporated by reference therein, without charge at the SEC’s website at www.sec.gov, or by directing a request to Zanite Acquisition Corp. at 25101 Chagrin Boulevard Suite 350, Cleveland, Ohio 44122, Attention: Steven H. Rosen, or by calling (216) 292-0200.

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This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an applicable exemption from the registration requirements thereof.

Participants in the Solicitation

Zanite and its directors and executive officers may be deemed participants in the solicitation of proxies from Zanite’s stockholders with respect to the proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in Zanite is contained in Zanite’s Definitive Proxy Statement filed with the SEC on April 13, 2022, and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Zanite Acquisition Corp. at 25101 Chagrin Boulevard Suite 350, Cleveland, Ohio 44122, Attention: Steven H. Rosen, or by calling (216) 292-0200.

Eve, Embraer, EAH and their respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Zanite in connection with the proposed Business Combination.

Additional information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Zanite’s stockholders in connection with the proposed Business Combination, including a description of their direct and indirect interests, by security holdings or otherwise, which may be different than those of Zanite stockholders generally, may be obtained by reading Zanite’s Definitive Proxy Statement for the proposed Business Combination and any other relevant documents that are filed or will be filed with the SEC relating to the proposed Business Combination. Stockholders, potential investors and other interested persons should read the Definitive Proxy Statement carefully and and any other relevant documents that are filed or will be filed with the SEC relating to the proposed Business Combination before making any voting or investment decisions. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target”, “may”, “intend”, “predict”, “should”, “would”, “predict”, “potential”, “seem”, “future”, “outlook” or other similar expressions (or negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding Zanite’s, Eve’s, Embraer’s and EAH’s expectations with respect to future performance and anticipated financial impacts of the business combination, the satisfaction of the closing

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conditions to the business combination and the PIPE Investment, the level of redemptions by Zanite’s public stockholders, the timing of the completion of the Business Combination and the use of the cash proceeds therefrom. These statements are based on various assumptions, whether or not identified herein, and on the current expectations of Zanite’s, Eve’s, Embraer’s and EAH’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions, and such differences may be material. Many actual events and circumstances are beyond the control of Zanite, Eve, Embraer and EAH.

These forward-looking statements are subject to a number of risks and uncertainties, including: (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) the inability of the parties to successfully or timely consummate the proposed Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed Business Combination or that the approval of the stockholders of Zanite or Eve is not obtained and or that the proposed Business Combination and the private placement of common stock are not able to concurrently close; (iii) failure to realize the anticipated benefits of the proposed business combination; (iv) risks relating to the uncertainty of the projected financial information with respect to Eve; (v) the outcome of any legal proceedings that may be instituted against Zanite, Embraer, EAH and/or Eve following the announcement of the business combination agreement and the transactions contemplated therein; (vi) future global, regional or local economic and market conditions; (vii) the development, effects and enforcement of laws and regulations; (viii) Eve’s ability to grow and manage future growth , maintain relationships with customers and suppliers and retain its key employees; (ix) Eve’s ability to develop new products and solutions, bring them to market in a timely manner, and make enhancements to its platform; (x) the effects of competition on Eve’s future business; (xi) the amount of redemption requests made by Zanite’s public stockholders; (xii) the ability of Zanite or the combined company to issue equity or equity-linked securities in connection with the proposed Business Combination or in the future; (xiii) the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; (xiv) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation, (xv) costs related to the Business Combination, (xvi) the impact of the global COVID-19 pandemic and (xvii) those factors discussed in Zanite’s Definitive Proxy Statement filed with the SEC on April 13, 2022 under the heading “Risk Factors,” and other documents of Zanite filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Eve nor Zanite presently know or that Eve and Zanite currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Eve’s and Zanite’s expectations, plans or forecasts of future events and views as of the date of this communication. Eve and Zanite anticipate that subsequent events and developments will cause Eve’s and Zanite’s assessments to change. However, while Eve and Zanite may elect to update these forward-looking statements at some point in the future, Eve and Zanite specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Eve’s and Zanite’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

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Investor Information

https://www.zaniteacquisition.com/znte-i/

Contacts

investors@eveairmobility.com

media@eveairmobility.com

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